UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2017

PANGAEA LOGISTICS SOLUTIONS LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-36139	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

c/o Phoenix Bulk Carriers (US) LLC
109 Long Wharf, Newport, Rhode Island 02840
(Address of Principal Executive Offices) (Zip Code)

(401) 846-7790
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 2.01	Results of Operations and Financial Condition.

On November 9, 2017, Registrant issued a press release announcing financial results for the three and nine months ended September 30, 2017 and 2016. The full text of this press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

Item 7.01	Regulation FD Disclosure.

The press release and slide presentation contain summary information regarding the Company and include financial results for the three and nine months ended September 30, 2017 and the year ended December 31, 2016. The presentation, which may be distributed to potential shareholders, is attached as Exhibit 99.2 to this Current Report on Form 8-K. Statements in this Current Report on Form 8-K, may contain certain statements about the Company and its consolidated subsidiaries that do not directly or exclusively relate to historical facts. The statements are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are necessarily estimates reflecting the best judgment and current expectations, plans, assumptions and beliefs about future events (in each case subject to change) of the Company’s senior management and management of its subsidiaries and involve a number of risks, uncertainties and other factors, some of which may be beyond the Company’s control that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “expect,” “positioned,” “strategy,” “future,” “potential,” “plan,” “forecast,” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements are discussed under the heading “Risk Factors” and “Forward-Looking Statements” in the company’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), as they may be updated in any future reports filed with the SEC. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, the Company’s actual results, performance, or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and the Company undertakes no obligation to update publicly such statements to reflect subsequent events or circumstances. The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit	Description

99.1	Press Release of Pangaea Logistics Solutions Ltd. dated November 9, 2017 announcing financial results for the three and nine months ended September 30, 2017 and 2016.

99.2	Investor Presentation of Pangaea Logistics Solutions Ltd. dated November 9, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2017

PANGAEA LOGISTICS SOLUTIONS LTD.

By:	/s/ Gianni Del Signore
Name: Gianni Del Signore Title: Chief Financial Officer